UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
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OILSANDS QUEST INC.

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials OILSANDS QUEST, INC. Meeting Information Meeting Type: Annual For holders as of: August 25, 2009 Date: October 14, 2009 Time: 3:00 p.m. local time Location: Hyatt Regency Calgary 700 Centre Street SE Calgary, Alberta T2G 5P6 OILSANDS QUEST, INC. 800, 326 - 11TH AVENUE SW. CALGARY, ALBERTA
CANADA, T2R 0C5 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K FORM How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 30, 2009 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items This Proxy is Solicited on behalf of the Board of Directors. The Board of Directors recommends a vote FOR the following: Proposal One: Election of Directors 1. To elect the following four persons to serve as Class A directors to hold office until the 2012 annual meeting of shareholders or until their successors have been elected and qualified: Nominees: 01) Christopher H. Hopkins 03) John Read 02) Gordon Tallman 04) Pamela Wallin To elect the following person to serve as a Class B director to hold office until the 2011 annual meeting of shareholders or until his successor has been elected and qualified: Nominee: 05) Ronald Blakely To elect the following person to serve as a Class C director to hold office until the 2010 annual meeting of shareholders or until his successor has been elected and qualified: Nominee: 06) Brian MacNeill Proposal Two: Ratification and approval of KPMG LLP as the Company’s independent registered public accounting firm. P84763 -M16957 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.